SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 16, 2005
NISOURCE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)
801 East 86th Avenue,
Merrillville, Indiana 46410
(877) 647-5990
(Address and Telephone Number
of Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Form of 5.25% Notes due 2017
Form of 5.45% Notes due 2020

ITEM 8.01. OTHER EVENTS
     On September 7, 2005, NiSource Inc. and NiSource Finance Corp. (the “Companies”) entered into a Terms Agreement with Barclays Capital Inc., Citigroup Global Markets Inc. and Credit Suisse First Boston LLC, as representatives for the several underwriters, with respect to the offering and sale of $450,000,000 of 5.25% Notes due 2017 (the “2017 Notes”) and $550,000,000 of 5.45% Notes due 2020 (the “2020 Notes”, and together with the 2017 Notes, the “Notes”). The offering closed on September 16, 2005. The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Companies’ shelf registration statement on Form S-3 (File No. 333-107421). The form of 2017 Notes is filed on Exhibit 4.1, and the form of 2020 Notes is filed on Exhibit 4.2, to this Report on Form 8-K, and are hereby incorporated by reference herein.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

Exhibit
Number	Description
4.1	Form of 5.25% Notes due 2017

4.2	Form of 5.45% Notes due 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.

(Registrant)

Date: September 16, 2005	By:	/s/ Jeffrey W. Grossman

Jeffrey W. Grossman
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Form of 5.25% Notes due 2017

4.2	Form of 5.45% Notes due 2020